Recently issued accounting pronouncements	12 Months Ended
Dec. 31, 2024
Accounting Standards Update and Change in Accounting Principle [Abstract]
Recently issued accounting pronouncements	Recently issued accounting pronouncements
(a)Recently adopted accounting pronouncements
The FASB issued Accounting Standards Updated ("ASU") 2023-07, Segment Reporting: Improvement to Reportable Segments Disclosures, which required enhanced reportable segment disclosures. The new accounting guidance is effective for annual periods beginning on or after December 15, 2023. The adoption of the new accounting guidance did not result in significant changes to the Company’s segment note disclosure. See note 20 for further details.
(b)Recently issued accounting guidance not yet adopted
On November 4, 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses (DISE), requiring additional disclosure of the nature of expenses included in the income statement in response to longstanding requests from investors for more information about an entity’s expenses. The new standard requires disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosures about selling expenses.
The new guidance applies to all public business entities and is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods within annual reporting periods beginning after December 15, 2027. The requirements will be applied prospectively with the option for retrospective application. Early adoption is permitted. The Company is currently evaluating the impact from the new FASB accounting guidance.